Vanguard Diversified Equity Fund

Supplement Dated April 8, 2019, to the Prospectus Dated February 27, 2019

Changes to Allocation of Underlying Fund Assets

As a result of the reorganization of Vanguard Morgan™ Growth Fund (Morgan Growth) with and into Vanguard U.S. Growth Fund (U.S. Growth), which was previously approved by the Funds’ Board of Trustees, changes to the underlying allocation of assets for Vanguard Diversified Equity Fund (Diversified Equity) are effective immediately.

Diversified Equity’s allocations of: Morgan Growth (15%) and U.S. Growth (15%) have been reallocated to U.S. Growth (30%) upon completion of the merger which closed on April 5, 2019. All other underlying asset allocations for Diversified Equity remain the same.

Diversified Equity’s investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus Text Changes

Under the “Security Selection” section in More on the Fund, the list of underlying Vanguard funds that Diversified Equity invests in is restated as follows:

•	Vanguard U.S. Growth Fund	30%
•	Vanguard Growth and Income Fund	20%
•	Vanguard Windsor™ II Fund	15%
•	Vanguard Windsor™ Fund	15%
•	Vanguard Explorer™ Fund	10%
•	Vanguard Mid-Cap Growth Fund	5%
•	Vanguard Capital Value Fund	5%

All references to Morgan Growth and all other details and descriptions regarding Morgan Growth’s allocation in Diversified Equity found in the Prospectus are hereby deleted in their entirety.

© 2019 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 608 042019